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                                                               EXHIBIT 10.51



THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. THIS NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                               TAG-IT PACIFIC, LLC

                        SENIOR SUBORDINATED SECURED NOTE
                               DUE DECEMBER 31, 1998

$220,000                                       Irvine, California
                                                December 31, 1997

     FOR VALUE RECEIVED, the undersigned, TAG-IT PACIFIC, LLC, a Delaware limited liability company (the "COMPANY"), hereby promises to pay to THE CRUTTENDEN ROTH BRIDGE FUND, LLC, a California limited liability company ("PAYEE") or registered assigns ("HOLDER"), the principal sum of TWO HUNDRED TWENTY THOUSAND DOLLARS ($220,000) (or so much thereof as shall not have been prepaid) on earlier of (i) December 31, 1998, or (ii) the effective date of a Refinancing (as such term is defined in that certain Securities Purchase Agreement between the Company and Payee dated December 31, 1997 (the "Agreement")) (the "Maturity Date"), together with interest (computed on the basis of actual days in the 360-day year) on the unpaid principal balance hereof at the rate of twelve percent (12%) from the date hereof except as provided below, under the terms of the Agreement, payable monthly in arrears, commencing January 31, 1998 (which first payment shall include accrued interest from the date hereof to and including such date), until said principal shall have become due and payable in accordance with the Agreement, and to pay interest at the foregoing rate per annum on any overdue principal and, to the extent permitted by applicable law, on any interest overdue (without regard to any applicable grace period), until the same shall be paid. Notwithstanding the foregoing, in the event that the amounts under this note become due and payable upon a Refinancing, then the Company shall be obligated to pay, and the Holder shall accept in full satisfaction of the obligations hereunder, an amount equal to $220,000.00 together with all accrued and unpaid interest as of such date, less amounts withheld in accordance with Section 13.1 of the Agreement.

     Payments of principal, prepayment charges (if any) and interest are to be made at the office of Holder at the address for notice set forth in the Agreement or such other address of which Holder informs Company in writing, in lawful money of the United States of America.


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     The indebtedness evidenced by this Note is secured by, and this Note is the "Note" referred to in, that certain Security Agreement dated as of the date hereof between the Company and Payee.

     This Note is issued pursuant to the Agreement and is also entitled to the benefits thereof. As provided in the Agreement, this Note is subject to mandatory prepayment requirements, and is further subject to optional prepayments in whole or in part, without any prepayment charge, all as specified in the Agreement.

     Upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and, at the option of the Holder, registered in the name of, the transferee or assignee. The Company may deem and treat the person in whose name this Note is registered as the Holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

     If an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with the effect provided in said Agreement.

     Upon the occurrence of any Event of Default (as defined in the Agreement), the principal interest rate shall increase from 12% to 13 1/2%.

     All agreements between the Company and the Payee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, PROVIDED, HOWEVER, that in the event there is a change in the law which results in a higher permissible rate of interest than the highest permissible rate under applicable law in effect as of the date hereof, then this Note shall be governed by such new law as of its effective date. If, from any circumstance whatsoever, fulfillment of any provision hereof or the Agreement at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest, and if the principal amount of this Note has been paid in full, shall be refunded to the Company. This provision shall control every other provision of all agreements between the Company and the Payee.

                                            TAG-IT PACIFIC, LLC, a Delaware
                                            limited liability company


                                            By:   __________________________
                                            Name: __________________________
                                            Title:__________________________


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